UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 3, 2026

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

MacroGenics, Inc. (the "Company") is filing this Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") to amend and restate the unaudited pro forma consolidated financial information previously included as Exhibit 99.2 to the Current Report on Form 8-K filed by the Company on July 7, 2026 (the "Original 8-K"). The Original 8-K was filed in connection with the completion of the sale of certain assets and liabilities related to the Company’s contract development and manufacturing operations (the "CDMO Operations") to Bora Pharmaceuticals Co., Ltd. and Bora Biologics USA, LLC, effective as of June 30, 2026.

Subsequent to the filing of the Original 8-K, the Company determined that the disposition of the CDMO Operations constituted a discontinued operation under Accounting Standards Codification 205-20, Presentation of Financial Statements — Discontinued Operations, as the disposal represented a strategic shift that has, or will have, a major effect on the Company’s operations and financial results. As a result, the unaudited pro forma consolidated financial information of the Company included as Exhibit 99.2 to the Original 8-K did not reflect the treatment of the CDMO Operations as a discontinued operation and is being amended and restated hereby. Exhibit 99.1 filed herewith reflects the amended and restated unaudited pro forma consolidated balance sheet of the Company as of March 31, 2026, and the amended and restated unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 2026, and the years ended December 31, 2025, 2024 and 2023, in each case giving effect to the disposition of the CDMO Operations as a discontinued operation and reflecting changes in estimates and assumptions from those previously made at the time the Original 8-K was filed.

Except as described herein, no other changes have been made to the Original 8-K. This Form 8-K/A does not modify or update disclosures in the Original 8-K, except as expressly set forth herein. Information in the Original 8-K is supplemented by the information contained in this Form 8-K/A. This Form 8-K/A should be read in conjunction with the Original 8-K and the Company’s other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.1 are the amended and restated unaudited pro forma consolidated balance sheet of the Company as of March 31, 2026, and the amended and restated unaudited pro forma consolidated statements of operations of the Company for the three months ended March 31, 2026, and the years ended December 31, 2025, 2024 and 2023, each giving effect to the disposition of the CDMO Operations as a discontinued operation and reflecting changes in estimates and assumptions from those previously made at the time the Original 8-K was filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Unaudited Consolidated Pro Forma Financial Information
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2026	MACROGENICS, INC.
	By:	/s/ Jeffrey Peters Jeffrey Peters Senior Vice President, General Counsel and Corporate Secretary